                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                               MID OCEAN LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                    ELECTION FORM AND LETTER OF TRANSMITTAL

 To accompany certificates representing Class A Ordinary Shares, par value $.20 per share,

                                       of

                        MID OCEAN LIMITED ("MID OCEAN")

("Mid Ocean Shares") when submitted pursuant to an election to receive (i) cash,
                    (ii) shares of Exel Merger Company Ltd.
("New EXEL") ("New EXEL Shares") or (iii) some combination of cash and New EXEL
                     Shares, in connection with the schemes
of arrangements between Mid Ocean and its shareholders and between EXEL Limited
                                ("EXEL") and its
  shareholders (the "Arrangements") pursuant to which Mid Ocean and EXEL will become
          wholly owned subsidiaries of New EXEL, which will be renamed

                                 "EXEL LIMITED"

              BY MAIL:                     BY HAND/OVERNIGHT COURIER:                  BY FACSIMILE:
  ChaseMellon Shareholder Services      ChaseMellon Shareholder Services         FOR ELIGIBLE INSTITUTIONS
     Reorganization Department             Reorganization Department                        ONLY
           P.O. Box 3301                    120 Broadway, 13th Floor                   (201) 329-8936
    South Hackensack, New Jersey            New York, New York 10271          To confirm fax by telephone only
               07606                                                                   (201) 296-4860

                 FOR INFORMATION CALL TOLL FREE: (800) 223-2064

    IF YOU WISH TO RECEIVE ANY PART OF YOUR CONSIDERATION IN CASH, THIS ELECTION FORM AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR SHARE CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE ELECTION DEADLINE SPECIFIED BELOW.

------------------------------------------------------------------------------------
            BOX A: ELECTION AND DESCRIPTION OF MID OCEAN SHARES ENCLOSED
                     (Attached additional sheets if necessary).
                         See "Election" and Instruction 13.

/ /  SHARE ELECTION            / /  CASH ELECTION      / /  MIXED ELECTION
------------------------------------------------------------------------------------
    NAME AND ADDRESS OF REGISTERED                        SHARES TO      SHARES TO
                HOLDER(S)                                  RECEIVE        RECEIVE
 (PLEASE FILL IN, IF BLANK, EXACTLY AS    CERTIFICATE       CASH           SHARE
   NAME(S) APPEARS ON CERTIFICATE(S))       NUMBER      CONSIDERATION  CONSIDERATION
------------------------------------------------------------------------------------

                                         -------------------------------------------

                                         -------------------------------------------

                                         -------------------------------------------

                                         -------------------------------------------
                                         Total Number
                                           of Shares

------------------------------------------------------------------------------------

  PLEASE READ THE INSTRUCTIONS IN THIS ELECTION FORM AND LETTER OF TRANSMITTAL
    CAREFULLY BEFORE COMPLETING THIS ELECTION FORM AND LETTER OF TRANSMITTAL

    5:00 P.M., NEW YORK CITY TIME, ON AUGUST 1, 1998 IS THE ELECTION DEADLINE, BY WHICH DATE A COMPLETED ELECTION FORM AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR SHARE CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT IN ORDER FOR ANY CASH ELECTION OR MIXED ELECTION (AS SUCH TERMS ARE DEFINED BELOW) CONTAINED HEREIN TO BE VALID. ANY SHAREHOLDER WISHING TO MAKE A SHARE ELECTION (AS DEFINED BELOW) NEED NOT SUBMIT THE ELECTION FORM AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE. ANY ELECTION FORM AND LETTER OF TRANSMITTAL RECEIVED BY THE EXCHANGE AGENT AFTER THE ELECTION DEADLINE, WHETHER

OR NOT A SHARE ELECTION IS INDICATED THEREON, SHALL BE DEEMED TO INDICATE A SHARE ELECTION.

    The tax consequences to a holder of Mid Ocean Shares will vary depending upon, among other things, whether a Share Election, Cash Election or Mixed Election is made. For a summary of the federal income tax consequences of the receipt of the Arrangements Consideration (as defined below), see "THE ARRANGEMENTS--Certain Federal Income Tax Consequences of the Arrangements" in the Joint Proxy Statement dated July 2, 1998 (including all documents incorporated therein, and as it may be amended from time to time, the "Joint Proxy Statement") delivered prior hereto. You are urged, in addition, to consult with your tax advisor.

    IF YOUR SHARE CERTIFICATE(S) HAS (HAVE) BEEN LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), SEE INSTRUCTION 12 BELOW. YOU CANNOT SUBMIT AN EFFECTIVE ELECTION FORM AND LETTER OF TRANSMITTAL WITHOUT ATTACHING YOUR SHARE CERTIFICATES TO THIS ELECTION FORM AND LETTER OF TRANSMITTAL; THEREFORE, IF YOU WISH TO MAKE AN EFFECTIVE ELECTION, IT IS CRITICAL THAT YOU ACT IMMEDIATELY TO OBTAIN REPLACEMENT SHARE CERTIFICATES.

To ChaseMellon Shareholder Services, L.L.C.:

    Pursuant to the Arrangements, and pursuant to an Agreement and Schemes of Arrangement, dated as of March 16, 1998, amended and restated April 28, 1998, further amended June 26, 1998, as amended (the "Agreement"), among EXEL, New EXEL and Mid Ocean, the undersigned hereby makes the election or elections set forth herein and surrenders to you for cancellation, as exchange agent (the "Exchange Agent"), certificates representing (or, if after the effective time of the Arrangements (the "Effective Time"), formerly representing) all of the undersigned's Mid Ocean Shares (each such certificate, a "Mid Ocean Certificate"), listed in Box A above in exchange for either (i) the right to receive a number of New EXEL Shares equal to the product of (A) 1.0215 (the "Exchange Ratio") and (B) the number of Mid Ocean Shares represented by the Mid Ocean Certificates surrendered herewith (such election, a "Share Election"),
(ii) the right to receive an amount in cash without interest equal to the product of (A) the Exchange Ratio, (B) the Valuation Period Market Value (as defined below) and (C) the number of Mid Ocean Shares represented by the Mid Ocean Certificates surrendered herewith (such election, a "Cash Election") or
(iii) the right to receive (A) the number of New EXEL Shares equal to the product of (1) the Exchange Ratio and (2) the number of Mid Ocean Shares designated by the undersigned as receiving New EXEL Shares under the column heading "Shares To Receive Share Consideration" in Box A above and (B) an amount in cash equal to the product of (1) the Exchange Ratio, (2) the Valuation Period Market Value, and (3) the number of Mid Ocean Shares designated by the undersigned as receiving cash under the column heading "Shares To Receive Cash Consideration" in Box A above (such election, a "Mixed Election"). In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional New EXEL Shares otherwise issuable in connection with the Arrangements as specified herein. New EXEL Shares issued in the Arrangements are referred to herein as the "Share Consideration" and cash paid in connection with the Arrangements to record holders of Mid Ocean Shares as of the Effective Time ("Mid Ocean Holders"), excluding any cash paid in lieu of fractional shares, is referred to herein as the "Mid Ocean Cash Consideration," and together with the cash paid in connection with the Arrangements to shareholders of EXEL ("EXEL Cash Consideration"), is referred to herein as the "Cash Consideration." The Share Consideration, the Cash Consideration and any cash paid in lieu of fractional shares are collectively referred to as the "Arrangements Consideration."

    The undersigned understands that the election referred to above is subject to certain terms, conditions and limitations that have been set forth in the Agreement (including, but not limited to, the fact that the aggregate amount of the Cash Consideration payable in the Arrangements to Mid Ocean Holders and EXEL shareholders shall not exceed $300 million, and consequently it is possible that certain Mid Ocean

Holders making a Cash Election or a Mixed Election may receive New EXEL Shares in lieu of the cash they would otherwise receive pursuant to such elections), the Instructions below and the Joint Proxy Statement. The Agreement is included as Appendix A to the Joint Proxy Statement. Extra copies of this Election Form and Letter of Transmittal and the Joint Proxy Statement may be requested from Georgeson & Company Inc., the Information Agent, at the phone number shown above, or from the Exchange Agent at the addresses shown above. The filing of this Election Form and Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Joint Proxy Statement.

    The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the Effective Time, the registered holder of the Mid Ocean Shares represented by the Mid Ocean Certificate(s) surrendered herewith, with good title to the above-described Mid Ocean Shares and full power and authority to sell, assign and transfer such Mid Ocean Shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Mid Ocean Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Arrangements, the Agreement and the Instructions hereto. All authority conferred or agreed to be conferred in this Election Form and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                                    ELECTION

    The appropriate box must be checked in Box A above in order to make a Cash Election or a Mixed Election (each as defined above). The box indicating a Share Election (as defined above) may be checked by those wishing to make a Share Election but any Election Form and Letter of Transmittal received by the Exchange Agent without any checked election box will be treated as indicating a Share Election.

    For purposes of a Cash Election or a Mixed Election, the "Valuation Period Market Value" means the average of the closing sales prices of the an Ordinary Share, par value $.01, of EXEL (an "EXEL Share") as reported on the New York Stock Exchange Composite Transactions reporting system (as reported in THE WALL STREET JOURNAL or, in the absence thereof, by another authoritative source) during the period beginning on July 15, 1998 and ending on July 28, 1998.

    In the event that, based on the elections properly made by Mid Ocean Holders, the Mid Ocean Cash Consideration would be less than or equal to the Mid Ocean Cash Amount (as defined herein), all properly made Cash Elections, Share Elections and Mixed Elections will be honored. Additionally, all those making no elections or improperly making Cash Elections or Mixed Elections will be deemed to have made a Share Election and will receive Share Consideration. In the event the aggregate Mid Ocean Cash Consideration would otherwise exceed the Mid Ocean Cash Amount, the Exchange Agent shall allocate the Mid Ocean Cash Amount pro rata among all Mid Ocean Holders that elected to receive Mid Ocean Cash Consideration (whether pursuant to a Cash Election or a Mixed Election) on the basis of the number of shares covered by each Cash Election or Mixed Election. The Mid Ocean Cash Amount will initially be $96,000,000, but such amount will be increased to the extent that holders of EXEL Shares, who also have the right to make a cash election, do not make cash elections with respect to the cash amount of $204,000,000 allocated to such EXEL shareholders. ALL DECISIONS BY THE EXCHANGE AGENT WITH RESPECT TO PRORATION WILL BE FINAL AND BINDING.

    ALL MID OCEAN HOLDERS WISHING TO MAKE A CASH ELECTION OR A MIXED ELECTION MUST DELIVER TO THE EXCHANGE AGENT A PROPERLY COMPLETED ELECTION FORM AND LETTER OF TRANSMITTAL PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 1, 1998. ALL HOLDERS SUBMITTING ELECTION FORM AND LETTER OF TRANSMITTALS AFTER SUCH TIME WILL BE DEEMED TO HAVE MADE A SHARE ELECTION REGARDLESS OF THE ELECTION SPECIFIED ON SUCH FORM. MID OCEAN HOLDERS WISHING TO MAKE A SHARE ELECTION ARE NOT REQUIRED TO SUBMIT THIS ELECTION FORM AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE OR PRIOR TO THE EFFECTIVE TIME.

    THE EXCHANGE AGENT RESERVES THE RIGHT TO DEEM THAT YOU HAVE CHECKED THE "SHARE ELECTION" BOX IF:

    A. NO ELECTION CHOICE IS INDICATED IN BOX A ABOVE;

    B. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS ELECTION FORM AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR MID OCEAN CERTIFICATES) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

    C. A COMPLETED ELECTION FORM AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR MID OCEAN CERTIFICATES) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS ELECTION FORM AND LETTER OF TRANSMITTAL, THE EXCHANGE AGENT RESERVES THE RIGHT TO WAIVE ANY FLAWS IN A COMPLETED ELECTION FORM AND LETTER OF TRANSMITTAL BUT SHALL BE UNDER NO OBLIGATION TO DO SO.

    In order to receive the Arrangements Consideration, this Election Form and Letter of Transmittal must be (i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your Mid Ocean Certificate(s) to the Exchange Agent at either of the addresses set forth above. In order to properly make a Cash Election or a Mixed Election, these actions must be taken in a timely fashion such that the Election Form and Letter of Transmittal is received by the Exchange Agent prior to the Election Deadline. In order to properly make a Share Election (or obtain the benefits of a deemed Share Election), these actions must be taken at some time prior to or after the Effective Time.

    The method of delivery of the Mid Ocean Certificates and all other required documents is at the election and risk of the Mid Ocean Holder; however, if the Mid Ocean Certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

    Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed certificates, the undersigned requests delivery of the Arrangements Consideration in the name of the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the undersigned requests that the Arrangements Consideration be mailed to the undersigned at the address shown above. In the event that both the "Special Delivery Instructions" and the "Special Issuance and Payment Instructions" are completed, please issue the Arrangements Consideration in the name of, and mail the Arrangements Consideration to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to Mid Ocean Shares for which Special Issuance and Payment Instructions have been given.

    CONSUMMATION OF THE ARRANGEMENTS IS STILL SUBJECT TO APPROVAL OF THE SHAREHOLDERS OF MID OCEAN AND EXEL AND OF THE GRAND COURT OF THE CAYMAN ISLANDS AND TO THE SATISFACTION OF CERTAIN OTHER CONDITIONS. NO PAYMENTS RELATED TO ANY SURRENDER OF MID OCEAN CERTIFICATES WILL BE MADE PRIOR TO THE EFFECTIVE TIME.

    In the event that the Agreement is terminated, the Exchange Agent will promptly return Mid Ocean Certificates previously submitted with any Election Form and Letter of Transmittal. In such event, Mid Ocean Shares held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination; however, certificates representing Mid Ocean Shares held of record directly by the beneficial owners of such Mid Ocean Shares will be returned as promptly as practicable by first class, insured mail.

    SPECIAL ISSUANCE AND PAYMENT               SPECIAL DELIVERY INSTRUCTIONS
            INSTRUCTIONS                      (SEE INSTRUCTIONS 1, 4, AND 10)
(SEE INSTRUCTIONS 1, 4, 5, 9, 10 AND
                11)
To be completed ONLY if the                 To be completed ONLY if the
certificate representing the Share          certificate representing the Share
Consideration or the check                  Consideration or the check
representing the Mid Ocean Cash             representing the Mid Ocean Cash
Consideration or cash in lieu of            Consideration or cash in lieu of
fractional shares, as the case may          fractional shares, as the case may
be, is to be issued in the name of          be, issued in the name of the
and mailed to someone other than the        undersigned is to be sent to someone
undersigned. NOTE: THE PERSON NAMED         other than the undersigned or to the
IN THESE SPECIAL ISSUANCE AND               undersigned at an address other than
PAYMENT INSTRUCTIONS MUST BE THE            that shown above.
PERSON WHO COMPLETES THE SUBSTITUTE         Mail the certificate representing
FORM W-9.                                   the Share Consideration or the check
Issue the certificate representing          representing the Mid Ocean Cash
the Share Consideration or the check        Consideration or cash in lieu of
representing the Mid Ocean Cash             fractional shares to:
Consideration or cash in lieu of            Name _______________________________
fractional shares to:                                  (PLEASE PRINT)
Name _______________________________        Address ____________________________
           (PLEASE PRINT)                   ____________________________________
Address ____________________________        ____________________________________
____________________________________                  (INCLUDE ZIP CODE)
____________________________________
                                            Check this box if this is a
         (INCLUDE ZIP CODE)                 permanent change of address.  / /
If you complete this box, you will
need a signature guarantee by an
eligible institution. See
Instruction 5.

The undersigned represents and warrants that the undersigned has full power and authority to transfer the Mid Ocean Shares surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent, EXEL or New EXEL to be necessary and desirable to complete the transfer of the Mid Ocean Shares surrendered hereby.

Date: __________________________

                                PLEASE SIGN HERE

Signature: _____________________________________________________________________

Signature: _____________________________________________________________________

Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) on the box headed "Description of Mid Ocean Shares Enclosed" or on the assignment authorizing transfer.

If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 8 hereto.)

Dated: _________________________

Name(s): _______________________________________________________________________
                                 (PLEASE PRINT)

Capacity: ______________________________________________________________________

Daytime Area Code and
Telephone Number: ______________________________________________________________

THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT TO MAKE ANY EXCHANGE OF YOUR SHARES UNTIL THIS ELECTION FORM AND LETTER OF TRANSMITTAL HAS BEEN EXECUTED AND DELIVERED TO THE EXCHANGE AGENT TOGETHER WITH YOUR SHARE CERTIFICATES.

                              SIGNATURE GUARANTEE
              (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 5)

The undersigned hereby guarantees the signature(s) which appear(s) on this Election Form and Letter of Transmittal.

Dated: _________________________

________________________________________________________________________________
                (NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE)
                                 (PLEASE PRINT)

________________________________________________________________________________
                          (FIX MEDALLION STAMP ABOVE)

                                  INSTRUCTIONS

    This Election Form and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those Mid Ocean Holders desiring to make a Cash Election or a Mixed Election. It must also be used as a letter of transmittal at any time by any other Mid Ocean Holders who wish to receive the Share Consideration. Until a record holder's Mid Ocean Certificates are received by the Exchange Agent at one of the addresses set forth above, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive (i) any certificates representing shares of the Share Consideration or the check representing the Mid Ocean Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their Mid Ocean Certificates or (ii) any dividends or other distributions payable on the New EXEL Shares composing the Share Consideration. No interest will accrue on the Mid Ocean Cash Consideration, the cash in lieu of fractional shares or such dividends. Any such dividends or other distributions will not be reinvested pursuant to any plan. If your share certificate(s) is (are) lost, stolen or destroyed, please refer to Instruction 12 below.

    A HOLDER OF MID OCEAN SHARES MUST CHECK THE APPROPRIATE ELECTION BOX IN BOX A ABOVE TO MAKE AN EFFECTIVE CASH ELECTION OR MIXED ELECTION.

    Your election is subject to certain terms, conditions and limitations that have been set out in the Agreement and the Joint Proxy Statement. The Agreement is included as Appendix A to the Joint Proxy Statement. Extra copies of the Joint Proxy Statement may be requested from Georgeson & Company Inc., the Information Agent, at the phone number shown above, or from the Exchange Agent at the addresses shown above. The filing of this Election Form and Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Joint Proxy Statement.

    1. ELECTION DEADLINE. For any Cash Election or Mixed Election contained herein to be considered, this Election Form and Letter of Transmittal, properly completed, and the related Mid Ocean Certificates must be received by the Exchange Agent at one of the addresses shown above on this Election Form and Letter of Transmittal no later than 5:00 p.m., New York City Time, on August 1, 1998. The Exchange Agent will determine whether any Election Form and Letter of Transmittal is received on a timely basis and whether an Election Form and Letter of Transmittal has been properly completed. Any such determinations shall be conclusive and binding.

    THE ELECTION DEADLINE IS 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 1, 1998.

    2. REVOCATION OR CHANGE OF ELECTION FORM AND LETTER OF TRANSMITTAL. Any Election Form and Letter of Transmittal may be revoked or changed by written notice to the Exchange Agent from the person submitting such Election Form and Letter of Transmittal, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have reasonable discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made. Any such determinations shall be conclusive and binding.

    3. ELECTION PROCEDURES/ALLOCATION. As set forth in the Joint Proxy Statement and described above, the aggregate value of the Mid Ocean Cash Consideration will not exceed the Mid Ocean Cash Amount. Accordingly, there can be no assurance that each Mid Ocean Holder who elects to receive Mid Ocean Cash Consideration will receive the form of consideration which such holder elects. If the elections result in an oversubscription of the Mid Ocean Cash Consideration, the procedures for allocating the Mid Ocean Cash Consideration set forth in the Agreement and described above and in the Joint Proxy Statement will be followed by the Exchange Agent. Thus, a Cash Election or a Mixed Election made by you may not be honored under certain circumstances. See "THE ARRANGEMENTS -- Exchange of Shares -- Cash Election" in the Joint Proxy Statement.

    4. NO FRACTIONAL INTERESTS. No certificate representing a fraction of a New EXEL Share will be issued. In lieu thereof, the Exchange Agent will remit on New EXEL's behalf cash without interest in an amount equal to the product of (i) such fraction of a New EXEL Share, if any, to which any Mid Ocean Holder would otherwise be entitled (after taking into account all Mid Ocean Shares held by such holder) and (ii) the Valuation Period Market Value. No such Mid Ocean Holder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

    5. GUARANTEE OF SIGNATURES. Signatures on this Election Form and Letter of Transmittal need not be guaranteed unless the "Special Issuance and Payment Instructions" section has been completed and payment is to be made to someone other than the Mid Ocean Holder with respect to the surrendered Mid Ocean Certificates. In such event, signatures on this Election Form and Letter of Transmittal must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934. Public notaries cannot execute acceptable guarantees of signatures.

    6. DELIVERY OF ELECTION FORM AND LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Election Form and Letter of Transmittal, properly completed and duly executed, together with the Mid Ocean Certificate(s) representing the Mid Ocean Shares, should be delivered to the Exchange Agent at one of the addresses set forth above. The method of delivery of the Mid Ocean Certificate and all other required documents is at the election and risk of the record holder of such Mid Ocean Shares; however, if such certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

    7. INADEQUATE SPACE. If the space provided herein is inadequate, the share certificate numbers and the numbers of Mid Ocean Shares represented thereby should be listed on additional sheets and attached hereto.

    8. SIGNATURES ON ELECTION FORM, SHARE POWERS AND ENDORSEMENTS.

    (a) All signatures must correspond exactly with the name written on the face of the Mid Ocean Certificate(s) without alteration, variation or any change whatsoever.

    (b) If the Mid Ocean Certificate(s) surrendered is (are) held of record by two or more joint owners, all such owners must sign this Election Form and Letter of Transmittal.

    (c) If any surrendered Mid Ocean Shares are registered in different names on several Mid Ocean Certificates, it will be necessary to complete, sign and submit as many separate Election Form and Letter of Transmittals as there are different registrations of Mid Ocean Certificates.

    (d) If this Election Form and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Mid Ocean Certificates listed (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate share powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate.

    (e) If this Election Form and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Mid Ocean Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

    9. SHARE TRANSFER TAXES. In the event that any transfer or other taxes become payable by reason of the issuance of the Arrangements Consideration in any name other than that of the Mid Ocean Holder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

    10. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Indicate the name and/or address of the person(s) to whom the Share Consideration or the check representing the Mid Ocean Cash Consideration or cash in lieu of fractional shares (if any) is to be issued and sent, if different from the name and/or address of the person(s) signing this Election Form and Letter of Transmittal.

    11. WITHHOLDING. Each surrendering Mid Ocean Holder is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 and to certify whether such holder is subject to backup withholding. The TIN that must be provided is that of the Mid Ocean Holder with respect to the Mid Ocean Certificate(s) surrendered herewith or of the last transferee appearing on the transfers attached to or endorsed on such certificate(s) (or, if a check is made payable to another person as provided in the box above entitled "Special Issuance and Payment Instructions," then the TIN of such person). Failure to provide the information on the Substitute Form W-9 may subject the surrendering Mid Ocean Holder to 31% federal income tax withholding on payments made to such surrendering holder with respect to the Mid Ocean Shares and on future dividends paid by New EXEL. A Mid Ocean Holder must cross out item (2) in the certification box of Substitute Form W-9 if such holder has been notified by the Internal Revenue Service ("IRS") that such holder is currently subject to backup withholding. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering Mid Ocean Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, New EXEL will withhold 31% of all such payments and dividends but will return such amounts to the Mid Ocean Holder if a TIN is later provided to the Exchange Agent within 60 days. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

    12. LOST, STOLEN OR DESTROYED CERTIFICATES. You cannot submit an effective Election Form and Letter of Transmittal without attaching your Mid Ocean Certificates to this Election Form and Letter of Transmittal. If your Mid Ocean Certificate(s) has (have) been lost, stolen or destroyed, you are urged to call Mid Ocean at 441-292-1358 immediately to receive instructions as to the steps you must take in order to effect an exchange of your Mid Ocean Shares.

    13. ELECTIONS, CERTIFICATES AND SHARE ALLOCATIONS. Each Mid Ocean Holder is entitled to make a Cash Election, a Share Election or a Mixed Election, provided the Election Form and Letter of Transmittal for any holder making a Cash Election or a Mixed Election is properly completed and received by the Exchange Agent prior to the Election Deadline of August 1, 1998. All Mid Ocean Holders must complete Box A in order to receive the Arrangements Consideration. To properly complete Box A, the number of each Mid Ocean Certificate surrendered herewith must be written in the column under the heading "Certificate Number." In the event such holder is making a Cash Election, the box immediately to the left of the words "Cash Election" must be checked, the number of Mid Ocean Shares represented by each Mid Ocean Certificate surrendered herewith should be written into the column under the heading "Shares to Receive Cash Consideration" beside each certificate number, and the column under the heading "Shares to receive Share Consideration" should be left blank. In the event such holder is making a Share Election, the box immediately to the left of the words "Share Election" may be checked (although all Election Form and Letter of Transmittals that are improperly completed or that do not specify an election will be deemed to have specified a Share Election), the number of Mid Ocean Shares represented by each Mid Ocean Certificate surrendered herewith should be written into the column under the heading "Shares to Receive Share Consideration" beside each certificate number, and the column under the heading "Shares to Receive Cash Consideration" should be left blank. In the event such holder is making a Mixed Election, the box immediately to the left of the words "Mixed Election" should be checked and such holder should allocate his or her shares represented by such holder's Mid Ocean Certificates between the columns marked "Shares to Receive Share Consideration" and "Shares to Receive Cash Consideration" according to such holder's preferences. Mid Ocean Holders should see "Important Tax Information" below for important tax consequences of various elections.

    14. MISCELLANEOUS. EXEL, New EXEL and the Exchange Agent are not under any duty to give notification of defects in any Election Form and Letter of Transmittal. EXEL, New EXEL and the Exchange Agent shall not incur any liability for failure to give such notification, and each of EXEL, New EXEL and the Exchange Agent has the absolute right to reject any and all Election Form and Letter of Transmittals not in proper form or to waive any irregularities or flaws in any Election Form and Letter of Transmittal.

    15. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Election Form and Letter of Transmittal may be obtained by telephoning toll-free 800-223-2064.

                           IMPORTANT TAX INFORMATION

    WITHHOLDING. Under the federal income tax law, the Exchange Agent is required to file a report with the IRS disclosing any payments of cash being made to each holder of Mid Ocean Certificates pursuant to the Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed by the IRS and payments made for Mid Ocean Shares may be subject to backup withholding of 31%. Backup withholding is also required if the IRS notifies the recipient that they are subject to backup withholding as a result of a failure to report all interest and dividends.

    In order to avoid backup withholding resulting from a failure to provide a correct certification, a Mid Ocean Holder must, unless an exemption applies, provide the Exchange Agent with his correct TIN on Substitute Form W-9 as set forth on this Election Form and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Mid Ocean Certificate(s) or of the last transferee appearing on the transfers attached to or endorsed on the Mid Ocean Certificate(s) (or, if a check is made payable to another person as provided in the box entitled "Special Issuance and Payment Instructions," then the TIN of such person). Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

    Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

    For a summary of the federal income tax consequences of the receipt of the Arrangements Consideration, see "THE ARRANGEMENTS--Certain Federal Income Tax Consequences of the Arrangements" in the Joint Proxy Statement.

-------------------------------------------------------------------------------------------
                               PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
-------------------------------------------------------------------------------------------
            SUBSTITUTE                PART 1--PLEASE PROVIDE YOUR TAXPAYER                 Social Security Number(s)
             FORM W-9                 IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND                    OR
       (SEE INSTRUCTION 11)           CERTIFY BY SIGNING AND DATING BELOW. See the          ------------------------
        Please Fill in Your           enclosed "Guidelines for Certification of Taxpayer    Employer Identification
      Name and Address Below          Identification Number on Substitute Form W-9" for            Number(s)
                                      instructions.

                                      ---------------------------------------------------------------------------
                                      Part 2--Exempt Payees  / /
                                      ---------------------------------------------------------------------------
                                      Part 3--Awaiting TIN  / /
                                      ---------------------------------------------------------------------------
  Name (if joint ownership, list      CERTIFICATION--UNDER PENALTY OF PERJURY, I CERTIFY THAT:
             first and
 circle the name of the person or     (1) The number shown on this form is my correct Taxpayer Identification Number
 entity whose number is entered in        (or I am waiting for a number to be issued to me), and
              Part 1)
                                      (2) I am not subject to backup withholding because: (a) I am exempt from backup
    Address (number and street)           withholding, or (b) I have not been notified by the Internal Revenue
                                          Service ("IRS") that I am subject to backup withholding as a result of a
     City, State and Zip Code             failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

    DEPARTMENT OF THE TREASURY        CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been
     INTERNAL REVENUE SERVICE         notified by the IRS that you are subject to backup withholding because of
   PAYER'S REQUEST FOR TAXPAYER       under-reported interest or dividends on your tax return. However, if after
    IDENTIFICATION NUMBER (TIN)       being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 2 above.
 ------------------------------------------------------------------------------------------------------------------

  Signature ------------------------------------------------------------------          Date ------------------------
 ------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS ELECTION FORM AND LETTER OF TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE ARRANGEMENTS. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide such number but that such amounts will be returned to me if I later provide a taxpayer identification number within 60 days.

                        Signature                                       Date

                       [Letterhead of Mid Ocean Limited]

July 15, 1998

Dear Shareholder:

    It is currently anticipated that the acquisition of Mid Ocean Limited ("Mid Ocean") and EXEL Limited ("EXEL") by a new company ("New EXEL"), which will be renamed "EXEL Limited," will be, subject to shareholder and Court approval, consummated on August 7, 1998.

    In accordance with the terms of the schemes of arrangement (the "Arrangements"), you may surrender the share certificate(s) representing all of your Class A Ordinary Shares of Mid Ocean (including any certificates representing shares of a predecessor company which have not yet been exchanged, "Mid Ocean Shares") for exchange into certificates representing Class A Shares of New EXEL ("New EXEL Shares") at an exchange ratio of 1.0215 New EXEL Shares for each Mid Ocean Share. The Agreement also allows you to elect to receive, in lieu of New EXEL Shares, cash for all or a portion of your Mid Ocean Shares, subject to proration as described below. The price per share will be equal to the exchange ratio of 1.0215 times the average of the closing sale prices of Ordinary Shares of EXEL as reported on the NYSE Composite Transactions reporting system beginning July 15, 1998 through July 28, 1998. Pursuant to the terms of the Arrangements, the aggregate amount of cash that will be paid to satisfy such elections and the elections of shareholders of EXEL will not exceed $300 million. If more than that amount is elected, $204 million of the cash will be made available to shareholders of EXEL and $96 million of the cash will be made available to shareholders of Mid Ocean, on a pro rata basis within each group of shareholders. If the cash pool available to either group of shareholders is not exhausted by cash elections within such group, the excess cash will be made available for the other group of shareholders. Shareholders of Mid Ocean who elect to receive cash should be aware that they may receive some shares of New EXEL instead of cash in the Arrangements.

    As of the effective date of the Arrangements, your certificate(s) for Mid Ocean Shares automatically will be deemed to evidence ownership of the number of New EXEL Shares into which such Mid Ocean Shares have been converted, if you did not elect cash, and, as such, will be entitled to dividends paid and other distributions made with respect to your New EXEL Shares. However, no such dividends or other distributions made with respect to your New EXEL Shares will be distributed until your certificate(s) for Mid Ocean Shares have been surrendered for exchange and a properly completed Election Form and Letter of Transmittal has been submitted. Therefore, we encourage you to exchange your certificate(s) as soon as possible.

    An Election Form and Letter of Transmittal and related instructions, together with a return envelope are enclosed for your use in delivering or mailing your certificates to ChaseMellon Shareholder Services, the Exchange Agent for this transaction. The Election Form and Letter of Transmittal must be properly executed and returned with your certificates. If you elect all or a portion of the consideration for your shares in cash, your Election Form and Letter of Transmittal and certificates must be received by 5:00 p.m., New York City time, on August 1, 1998. Please read the Election Form and Letter of Transmittal carefully, along with the instructions.

    We urge you to act promptly in this matter. If you have any questions, please contact Georgeson & Company Inc., the Information Agent, at 1-800-223-2064.

Sincerely,

/s/ Robert J. Newhouse, Jr.                           /s/ Michael A. Butt
Robert J. Newhouse, Jr.                               Michael A. Butt
CHAIRMAN OF THE BOARD                                 PRESIDENT AND CHIEF EXECUTIVE
                                                      OFFICER

Enclosure

                    [Letterhead of Georgeson & Company Inc.]

July 15, 1998

To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:

    We have been appointed by EXEL Limited ("EXEL") to act as Information Agent in connection with the acquisition of Mid Ocean Limited ("Mid Ocean") and EXEL by Exel Merger Company Ltd. ("New EXEL"), which will be renamed "EXEL Limited" (the "Arrangements").

    For your information and for forwarding to your clients for whom you hold shares registered in your name or in the name of your nominee, we are enclosing the following documents:

        1. An Election Form and Letter of Transmittal for your use and for the information of your clients; and

        2. A form of letter which may be sent to your clients for whose accounts you hold shares of Mid Ocean registered in your name or in the name of your nominee, with space provided for obtaining the instructions of such clients with regard to the Arrangements.

    WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

    PLEASE NOTE THAT THE ELECTION DEADLINE FOR CASH ELECTIONS AND MIXED ELECTIONS IS AUGUST 1, 1998 AT 5:00 P.M., NEW YORK CITY TIME.

    EXEL or New EXEL will, upon request, reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding materials to their customers.

    Any inquiries you may have with respect to the Arrangements should be addressed to, and additional copies of the enclosed materials may be obtained from, the Exchange Agent at the address and telephone number set forth on the Election Form and Letter of Transmittal.

Very truly yours,

Georgeson & Company Inc.

To Our Clients:

    Enclosed for your consideration is the Election Form and Letter of Transmittal in connection with the acquisition of Mid Ocean Limited ("Mid Ocean") and EXEL Limited by Exel Merger Company Ltd. ("New EXEL"), which will be renamed "EXEL Limited." We are the holder of record of shares of Mid Ocean held for your account. AN ELECTION WITH RESPECT TO SUCH SHARES CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. The Election Form and Letter of Transmittal is furnished to you for your information only and cannot be used by you to make an election with respect to shares held by us for your account.

    You may elect to receive cash, shares or a mixture of cash and shares in exchange for your Mid Ocean shares. If you make no election you will receive New EXEL shares for your Mid Ocean shares.

    We request instructions as to whether you wish us to elect cash, shares or a mixture of cash and shares for your shares held by us for your account upon the terms and subject to the conditions set forth in the Election Form and Letter of Transmittal.

    Your attention is invited to the following:

        1. The exchange ratio is 1.0215;

        2. The election deadline for cash elections and mixed elections is August 1, 1998 at 5:00 P.M., New York City time.

    If you wish to have us submit your shares, please so instruct us by completing, executing, and returning to us the instruction form on the reverse side of this letter. An envelope to return your instructions to us is enclosed.

    YOUR INSTRUCTIONS SHOULD BE FORWARDED TO US IN AMPLE TIME TO PERMIT US TO SUBMIT AN ELECTION ON YOUR BEHALF BY THE ELECTION DEADLINE. THE DEADLINE FOR CASH ELECTIONS AND MIXED ELECTIONS IS AUGUST 1, 1998, AT 5:00 P.M., NEW YORK CITY TIME.

                  INSTRUCTIONS WITH RESPECT TO THE ACQUISITION
                    OF MID OCEAN LIMITED AND EXEL LIMITED BY
                            EXEL MERGER COMPANY LTD.

    The undersigned acknowledge(s) receipt of your letter and the enclosed Election Form and Letter of Transmittal.

    This will instruct you to exchange the number of shares indicated below held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Election Form and Letter of Transmittal.

Number of Shares to be Exchanged:              SIGN HERE

Shares

Method of Election:                                      Please print name(s) and
                                                             address(es) here
Share Election
Cash Election
Mixed Election

    If making a mixed election, please specify the number of shares with respect to which you wish to receive cash and the number of shares with respect to which you wish to receive shares.

                         Cash _______    Shares _______

              GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                           NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (You) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

================================================================================
FOR THIS TYPE OF ACCOUNT:               GIVE THE SOCIAL SECURITY NUMBER OF --
================================================================================
1.   Individual                         The individual

2.   Two or more individuals (joint     The actual owner of the account or,
     account)                           if combined funds, the first
                                        individual on the account(1)

3.   Custodian account of a minor       The minor(2)
     (Uniform Gift to Minors Act)

4.   a.   The usual revocable savings   The grantor-trustee(2)
     trust account (grantor is also
     trustee)

     b. So-called trust account that The actual owner(1) is not a legal or valid trust under state law

5.   Sole proprietorship                The owner(3)
================================================================================

FOR THIS TYPE OF ACCOUNT:               GIVE THE EMPLOYER IDENTIFICATION
                                        NUMBER OF --

================================================================================
6.   Sole proprietorship                The owner(3)

7.   A valid trust, estate, or          The legal entity(4)
     pension trust

8.   Corporate                          The corporation

9.   Association, club, religious,      The organization
     charitable, educational, or other
     tax-exempt organization account

10.  Partnership                        The partnership

11.  A broker or registered nominee     The broker or nominee

12.  Account with the Department of     The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
================================================================================
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:     IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER
WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.
================================================================================

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:
- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
-    An international organization or any agency or instrumentality thereof.
- A foreign government and any political subdivision, agency or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
-    A corporation.
-    A financial institution.
- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
-    A real estate investment trust.
-    A common trust fund operated by a bank under Section 584(a).
- An entity registered at all times during the tax year under the Investment Company Act of 1940.
- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
- A futures commission merchant registered with the Commodity Futures Trading Commission.
-    A foreign central bank of issue.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
-    Payments to nonresident aliens subject to withholding under Section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
-    Payments of patronage dividends not paid in money.
-    Payments made by certain foreign organizations.
-    Section 404(k) payments made by an ESOP.

PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
- Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
-    Payments described in Section 6049(b)(5) to nonresident aliens.
-    Payments on tax-free covenant bonds under Section 1451.
-    Payments made by certain foreign organizations.

CERTAIN PAYMENTS, OTHER THAN PAYMENTS OF INTEREST, DIVIDENDS, AND PATRONAGE DIVIDENDS, THAT ARE EXEMPT FROM INFORMATION REPORTING ARE ALSO EXEMPT FROM BACKUP WITHHOLDING. FOR DETAILS, SEE THE REGULATIONS UNDER SECTIONS 6041, 6041A, 6042, 6044, 6045, 6049, 6050A AND 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to IRS. IRS uses the numbers for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


                     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                     CONSULTANT OR THE INTERNAL REVENUE SERVICE.